As filed with the Securities and Exchange Commission on March 2, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3668

THE WRIGHT MANAGED INCOME TRUST
177 West Putnam Ave.
Greenwich, Connecticut 06830

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 – December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and one fixed-income fund from The Wright Managed Income Trust. Each of the four funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright", "WIS" or the "Adviser"). Over 39,000 global companies (covering 85 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index ("S&P 500") by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the "Fund") seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts ("ADR's") traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index ("MSCI World ex U.S.") by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

One Fixed-Income Fund

Wright Current Income Fund (WCIF) (the "Fund") may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Bloomberg Barclays GNMA Backed Bond Index.

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Table of Contents

Investment Objectives	inside front
Letter to Shareholders (Unaudited)	2
Management Discussion (Unaudited)	4
Performance Summaries (Unaudited)	8
Fund Expenses (Unaudited)	16
Management and Organization (Unaudited)	57
Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)	59
FINANCIAL STATEMENTS
The Wright Managed Equity Trust

Wright Selected Blue Chip Equities Fund
Portfolio of Investments	18
Statement of Assets and Liabilities	20
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22

Wright Major Blue Chip Equities Fund
Portfolio of Investments	23
Statement of Assets and Liabilities	24
Statement of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	26

Wright International Blue Chip Equities Fund
Portfolio of Investments	27
Statement of Assets and Liabilities	29
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	40

Federal Tax Information (Unaudited)	41

The Wright Managed Income Trust

Wright Current Income Fund
Portfolio of Investments	42
Statement of Assets and Liabilities	46
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	48

Notes to Financial Statements	49

Report of Independent Registered Public Accounting Firm	55

Federal Tax Information (Unaudited)	56

Letter to Shareholders (Unaudited)
Dear Shareholder:

SUMMARY: U.S. stocks had their best returns in several years in 2016 as the election of Donald Trump lifted investor and consumer hopes for a stronger economy ahead. Financials and small-cap stocks were the biggest gainers, as the new administration and a Republican-controlled Congress promise major pullbacks in regulations and business requirements, including the Dodd-Frank law and Obamacare. But that same optimism triggered a sharp rise in inflationary expectations and higher interest rates, which depressed returns on bonds in the fourth quarter. That also pushed the value of the dollar higher, which reduced returns on foreign stocks. Interest rates are expected to keep rising, as central bank accommodation is likely drawing to a close.

U.S. stocks had their best returns in at least two years in 2016, as the prospect of a more pro-business, deregulatory environment under President-elect Trump helped lift investor and consumer expectations. After barely posting positive returns in 2015, the Dow returned 16.5% last year, despite falling just a few hundred points short of reaching 20,000 for the first time. More than half of the Dow's gain came in the fourth quarter, when it jumped 8.7%. The S&P 500 returned 11.96%, including 3.8% in Q4, after gaining only 1.4% in 2015. NASDAQ, the best performing major index in 2015, finished a fairly distant third with a nearly 9% gain. But small-cap stocks remained the best performers for full-year 2016 and the fourth quarter after losing money the prior year. The S&P 600 small-caps index gained 26.6%, including more than 11% in Q4, while the S&P 400 midcaps rose nearly 21% after gaining 7.4% in the final quarter.
Energy stocks were the best performers for 2016, while financials trounced all other sectors in the S&P 500 in the fourth quarter. Energy stocks returned 27.4% last year after losing more than 21% the prior year as the price of crude oil rebounded from multi-year lows. Financial stocks were the biggest gainers in Q4, rising more than 21%. Banks, which make up most of the group, are expected to enjoy a strong rebound in profitability as interest rates rise while Trump's strong deregulatory agenda, aimed chiefly at the Dodd-Frank law, should make it easier for them to do business. Health care stocks, which were the second best performers in 2015, were the worst performers last year, losing 2.7%, the only sector to finish in the red for the year. U.S. stocks once again outperformed their foreign counterparts, partly due to the strong dollar.
Rising interest rates around the world led to negative bond returns in the fourth quarter, although they did post positive returns for the full year thanks to gains earlier in the year. In the U.S., the Bloomberg Barclays U.S. Aggregate Index, which is heavily weighted with Treasury securities, hung onto a 2.6% gain for the year despite a 3% loss in the last three months of the year. The U.S. Credit Index, which tracks non-government bonds, also lost 3% in the final quarter but finished the year ahead by 5.6%. Foreign bonds did far worse, however, as yields surged after remaining below zero for much of the year. The Bloomberg Barclays Global Aggregate Index, excluding the U.S., lost more than 10% in the fourth quarter, sharply reducing its full-year return to 1.5%.
The U.S. economy showed signs of perking up in the second half of the year. The final revision of third quarter GDP growth came in better than expected, rising to 3.5% annualized, the strongest quarterly rate in two years. But higher interest rates started to show some effect on home sales, as pending sales fell 2.5% in November. Yet auto sales remained robust, as the industry sold 17.55 million vehicles last year, up from 17.48 million in 2015. Job growth has solidified. Consumers appear to be just as optimistic about the future as investors, as the two most widely-watched consumer confidence indexes rose in December to their highest levels in more than a decade.
While the performance of U.S. stocks and rising consumer confidence indicate a great deal of optimism heading into 2017, question marks remain. President-elect Trump's desire to dismantle Dodd-Frank and Obamacare and perhaps reduce corporate tax rates have widespread support, and the Republicans' control of both houses of Congress would point toward legislative success. But that doesn't guarantee victory, never mind a smooth one. Many of the laws and regulations Trump wants to address will be difficult to undo or change. At the same time, it's not clear what effect higher interest rates will have on the economy. After raising rates in December for the first time in a year, the Federal Reserve indicated three more in 2017, although some analysts say an even more aggressive program may be called for should inflationary pressures rise. That could derail some of the optimism, especially in critical interest rate-sensitive sectors like
2

Letter to Shareholders (Unaudited)

housing. As a result, we remain committed to investing in a diversified portfolio of high-quality U.S. and foreign stocks and bonds.
Sincerely,
Amit S. Khandwala
Co-Chief Executive Officer
Chief Investment Officer
3

Management Discussion (Unaudited)
WRIGHT EQUITY FUNDS

SELECTED BLUE CHIP FUND

The Wright Selected Blue Chip Equities Fund (WSBC), a mid-cap blend fund, had a total return of 5.98% in 2016, underperforming its benchmark, the S&P MidCap 400 Index, which returned 20.74%. Both indexes rebounded strongly from negative returns in 2015.

The main positive contributors to the Fund's performance in 2016 were consumer staples stocks, largely due to stock selection. Although the Fund was underweight the sector compared to the index, stocks in the Fund had a base return of 21.1%, versus 13.1% for similar stocks in the benchmark. The Fund also got positive contributions from materials stocks, where the Fund was overweight the sector, 10.8% versus 7.3% for the index. Materials stocks in the Fund had a base return of 38.4%, compared to 37.2% in the index. Utilities stocks also provided positive returns to the Fund. The biggest detractors to Fund performance were financial stocks, mainly due to stock selection; although the Fund was overweight the sector compared to the index (19.5% versus 17.1%) financial stocks in the Fund had a base return of 8.6%, compared to 30.6% for the midcap index. The Fund also got negative contributions from industrials and info tech stocks. At 12/31/16, the Fund's biggest position was in industrial stocks, accounting for 21.2% of the portfolio, which is overweight the index (14.9%).

Among individual stocks, the biggest positive contributor to Fund performance in 2016 was UGI Corp., an energy company, which had a base return of 39.5%. It also got positive contributions from Huntington Ingalls Industries, a U.S. Navy and Coast Guard contractor, and Packaging Corp. of America. The biggest detractors from Fund performance were CoreCivic Inc., an operator of private correctional facilities, and Jones Lang LaSalle, a real estate management company.

Small- and mid-cap stocks, which are expected to be among the biggest beneficiaries of the Trump Administration's policies, were the best performers in the equity markets in 2016, outperforming the big-cap indexes by a wide margin. We believe that the WSBC Fund's focus on quality securities should continue to serve it well in 2017. WSBC continues to be slightly tilted toward the larger companies in the S&P MidCap 400 Index. WSBC's holdings have also shown better historical earnings growth than the MidCap index constituents.

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Equities Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a focus on the higher-quality issues in the index. The WMBC Fund had a total return of 9.43% in 2016, as compared with an 11.96% return for the S&P 500, the Fund's benchmark.

The main positive contributors to the Fund's relative performance in 2016 were consumer discretionary stocks, mainly due to stock selection versus the benchmark index. The Fund was slightly underweight the sector compared to the benchmark (11.5% versus 12.0% for the index) but the sector had a base return of 15.0% in the Fund, compared to 6.0% for the index. The Fund also got positive contributions from health care and telecom services, both due to stock selection. The biggest detractors to Fund performance in 2016 were energy and information technology stocks, both due mainly to stock selection. The Fund was slightly underweight energy stocks, which had base return of 7.9%, versus 27.3% for energy stocks in the S&P 500. The Fund was slightly overweight info tech stocks, which had a base return of 9.5%, compared to 13.8% for similar stocks in the benchmark. At December 31, 2016, the Fund's biggest position was in financial stocks,
4

Management Discussion (Unaudited)
accounting for 22.6% of the portfolio, which is overweight the sector compared to the index (14.8%).

The biggest individual contributor to Fund performance in 2016 was Comcast, which had a base return of 25.0%; the company was one of the biggest detractors to performance in 2015. The Fund also got outsize contributions from Discover Financial Services, J.P. Morgan Chase and United Health Group. The biggest individual detractor to Fund performance was Gilead Sciences, which had a negative return of 27.6%. The Fund sold its position in Wells Fargo following a negative return of 17.5%; the bank was embroiled in a phony bank accounts scandal.

U.S. stocks rebounded sharply in 2016 following a weak 2015, with the Dow Jones Industrial Average having its best year since 2013 and the S&P 500 and NASDAQ enjoying their best returns since 2014. Investors were encouraged by the pro-growth and deregulatory agenda of President-elect Donald Trump, who takes office with solid Republican majorities behind him in both houses of Congress. Financial companies are expected to benefit the most from the new administration, whose policies have been driving interest rates higher, which tends to increase bank profits. At the same time, Trump's push to dismantle the Dodd-Frank financial reform law is expected to make it easier for banks to operate.

With its focus on stocks that are, on average, of higher quality than those that populate the S&P 500, the WMBC Fund is believed to be well positioned for what we believe will be a positive investment environment in 2017. As mentioned, investors have been encouraged by the incoming Trump administration's intentions to roll back regulations, including the Affordable Care Act and Dodd-Frank, which have often been blamed for the economy's underperformance over the past several years. The WMBC Fund has a higher average weighted market cap than the S&P 500 and a five-year earnings growth record nearly as good as that of the S&P 500.

INTERNATIONAL BLUE CHIP FUND

The Wright International Blue Chip Equities Fund (WIBC) had a negative return of 0.94% in 2016, underperforming its benchmark index, the MSCI World ex U.S. Index, which returned a positive 2.75%. For the second year in a row, foreign stocks generally underperformed U.S. stocks during 2016, largely due to the strength of the dollar against most foreign currencies.

Health care stocks were the biggest positive contributors to Fund performance in 2016 relative to the index, largely due to stock selection, with a base return of 1.1% versus a negative 12.8% return for similar stocks in the index. The Fund was also overweight the sector compared to the index, 11.7% versus 9.7%. Telecom stocks also helped boost Fund performance, with a base return of 2.9% versus a negative 6% return for similar stocks in the index, also due to selection. It also got help from the real estate sector, which delivered a positive 4.9% return versus negative 6.5% for the index. The biggest detractor from Fund performance were financial stocks, which had a negative return of 0.6% compared to positive 5.3% for similar stocks in the index. The Fund was also slightly underweight the sector, 21.8% versus 23.1% in the index. At yearend, financials were the biggest positions in both the Fund and the benchmark index.

Among individual stocks, the biggest positive contributors to Fund performance was Actelion Limited, a Swiss-based multinational pharmaceutical company, which had a base return of 57.1% in 2016 and contributed a positive 1.9% to the Fund's performance. Other notable positive contributors were BASF, the German chemical giant, and Toronto-Dominion, the big Canadian bank. The two biggest individual detractors were the Israeli-based Teva Pharmaceuticals and Intesa Sanpaolo, the Italian bank.

In the aggregate, WIBC Fund holdings are priced at a significant discount to the MSCI World ex U.S. Index in
5

Management Discussion (Unaudited)
terms of current price/earnings ratios. Over the past five years, WIBC holdings have averaged superior earnings growth rates. For the past two years, foreign stocks have largely underperformed American equities, largely due to the strong dollar, although in 2016 they lagged in absolute, local currency terms as well. In Europe, the U.K's unexpected vote to leave the European Union and the crisis in Italy's banking sector concerned investors and hurt stock prices. At the same time, it appears that the European Central Bank's massive asset-purchase program has largely played itself out, mostly due to its own ineffectiveness. Long-term sovereign bond yields moved sharply higher in the second half of the year, much as they did in the U.S. The same thing has happened in Japan, where the central bank hasn't thrown in the towel on monetary stimulus but hasn't been able to boost the economy appreciably. The one area that did outperform last year, emerging markets, where stock prices rebounded from a poor 2015, is also the most vulnerable to a strong dollar. Nevertheless, we continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios.

WRIGHT FIXED INCOME FUND

CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) had a total return of 0.73% in 2016, underperforming the Fund's benchmark, the Bloomberg Barclays GNMA Backed Bond Index, which returned 1.56%, and the Barclays U.S. Aggregate Index, which had a 2.65% total return. The WCIF Fund is managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. WCIF had a yield of 3.3% at December 31, 2016, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in GNMA-backed mortgage issues, WCIF also holds issues backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC), both of which are under the conservatorship of the U.S. Treasury through the Federal Housing Finance Agency (FHFA). At the end of 2016, the WCIF Fund was 97% invested in agency-backed mortgages, versus 100% for the index, with 3% in cash, cash equivalents or agency securities.

The Fund continues to have a higher average coupon than the GNMA benchmark, reflecting the Fund's mandate to maximize income. At December 31, 2016, WCIF's average coupon was 5.0%, compared to 3.6% for the GNMA benchmark. The Fund remains substantially overweight in higher coupon mortgages relative to its benchmark. At the end of the year, the Fund held 66% of its assets in mortgages with 5% or greater coupons, compared to only 7% for the benchmark. Among the Fund's biggest positions were mortgages with 5%-6% coupons (43%, versus 6% for the index) and 6%-7% coupons (21% of the portfolio, compared to 1% for the index). By comparison, 30% of the Fund's assets were held in mortgages with 3%-5% coupons, compared to 92% for the GNMA benchmark. Both the Fund and the index held 26% of their assets in 4%-5% coupons. The emphasis on well-seasoned higher-coupon issues contributes to the Fund's lesser negative convexity compared to the GNMA benchmark, which tends to result in a more stable performance when interest rates are volatile.

In 2016, the duration of mortgages in the Fund shortened relative to those in the benchmark. As interest rates rose sharply in the second half of the year, the average duration of the Fund held steady at 3.9 years at yearend, while the average duration in the GNMA index lengthened to 4.5 years from 4.1 years at the end of 2015. At year-end 2016, 24% of securities held in the Fund had a duration of three years or less, compared to 5% for the benchmark. By comparison, 75% of the Fund's assets had durations of three years or more,
6

Management Discussion (Unaudited)
compared to 95% for the GNMA index. The largest percentage of both Fund and index assets were in 3-5 year mortgages: 66% of the Fund's portfolio and 57% in the index.

Interest rates rose sharply in the second half of 2016, a combination of a strengthening economy and expectations that the Federal Reserve was about to start tightening monetary policy after eight years of accommodation and a near zero-percent federal funds rate. Indeed, the Fed voted at its December 2016 FOMC meeting to raise its fed funds target by 25 basis points, its first increase in a year, while signaling the possibility of three more in 2017. The election of Donald Trump, who has promised lower corporate and personal taxes as well as higher infrastructure and military spending, while not touching entitlements, added to the belief that interest rates are headed higher, or at least will hold at current levels. At the end of December 2016, the yield on the benchmark 10-year Treasury note – on which long-term mortgage rates are based – was at 2.48%, 21 basis points higher from the end of the previous year and up 111 basis points from 1.37%, its lowest point of the year reached on July 2. Higher rates on mortgages discourage homeowners from refinancing, which means existing mortgages can be expected to stay on lenders' books longer than historical norms.
7

Performance Summaries (Unaudited)
Important
The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/07 Through 12/31/16

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WSBC
- Return before taxes	5.98%	13.12%	7.77%
- Return after taxes on distributions	5.34%	10.68%	6.13%
- Return after taxes on distributions and sales of fund shares	3.85%	10.31%	6.18%
— S&P MidCap 400*	20.74%	15.33%	9.15%
----Average of Morningstar Mid Cap Value/Blend Funds**	13.66%	12.74%	6.38%

Investment Value as of 12/31/16 (in thousands $)
— WSBC	$21.12
— S&P MidCap 400*	$24.01
----Average of Morningstar Mid Cap Value/Blend Funds**	$18.56
* The Fund's average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expense or taxes. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.44%. However, Wright and Wright Investors' Service Distributors, Inc. ("WISDI") have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2017. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.

** Morningstar Mid Cap Value/Blend Funds represent the average return of 219 current funds ex multi-share classes in the Mid Cap Blend category reported in the Morningstar, Inc. database. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
8

Performance Summaries (Unaudited)
WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Industry Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/16						% of net assets @ 12/31/16

Capital Goods Materials	14.0 10.8	% %	Consumer Services Diversified Financials	2.9 2.8	% %	UGI Corp. Huntington Ingalls Industrials, Inc.	3.4 3.1	% %
Banks	10.3%		Technology Hardware & Equipment	2.6%		Packaging Corp. of America	3.0%
Software & Services Insurance	9.8 6.3	% %	Semiconductors & Semiconductor Equipment	2.4%		Cadence Design Systems, Inc. Deluxe Corp.	3.0 2.8	% %
Real Estate	6.1%		Consumer Durables & Apparel	2.2%		Ingredion, Inc.	2.7%
Health Care Equipment & Services	6.0%		Pharmaceuticals & Biotechnology	1.7%		ManpowerGroup, Inc.	2.5%
Commercial & Professional Services Utilities	5.9 4.6	% %	Automobiles & Components Retailing	1.5 1.4	% %	AECOM Fulton Financial Corp.	2.4 2.4	% %
Energy Food, Beverage & Tobacco	3.8 3.5	% %	Transportation	1.4%		Lamar Advertising Co. - Class A REIT	2.0%
9

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/07 Through 12/31/16

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WMBC
- Return before taxes	9.43%	11.07%	4.53%
- Return after taxes on distributions	7.25%	10.48%	4.19%
- Return after taxes on distributions and sales of fund shares	6.93%	8.77%	3.58%
— S&P 500*	11.96%	14.66%	6.95%
----Average of Morningstar Large Cap Value/Blend Funds**	10.07%	11.98%	5.28%

Investment Value on 12/31/16 (in thousands $)
— WMBC	$15.58
— S&P 500*	$19.57
----Average of Morningstar Large Cap Value/Blend Funds**	$16.73
* The Fund's average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 2.05%. However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.40%, which is in effect until April 30, 2017. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.

** Morningstar Large Cap Value/Blend Funds represent the average return of 814 current funds ex multi-share classes in the Large Cap Blend category reported in the Morningstar, Inc. database. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
10

Performance Summaries (Unaudited)
WRIGHT MAJOR BLUE CHIP EQUITIES FUND

Industry Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/16						% of net assets @ 12/31/16

Software & Services Capital Goods	15.3 9.6	% %	Food, Beverage & Tobacco Media	5.2 4.8	% %	Comcast Corp. - Class A Microsoft Corp.	4.8 4.7	% %
Banks	9.1%		Technology Hardware & Equipment	4.1%		Apple, Inc.	4.1%
Pharmaceuticals & Biotechnology	7.1%		Food & Staples Retailing	2.6%		JPMorgan Chase & Co.	3.1%
Diversified Financials	6.9%		Telecommunication Services	2.2%		U.S. Bancorp	3.1%
Energy	6.6%		Utilities	2.1%		Progressive Corp. (The)	3.1%
Health Care Equipment & Services	6.5%		Semiconductor Equipment & Products	2.0%		Discover Financial Services	3.0%
Retailing Insurance	6.5 6.3	% %	Materials	1.7%		Lockheed Martin Corp. Alphabet, Inc. - Class C	2.9 2.6	% %
						UnitedHealth Group, Inc.	2.6%
11

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/07 Through 12/31/16

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WIBC
- Return before taxes	-0.94%	4.39%	-1.79%
- Return after taxes on distributions	-0.81%	4.27%	-2.15%
- Return after taxes on distributions and sales of fund shares	0.30%	3.82%	-1.02%
— MSCI World ex U.S. Index*	2.75%	6.07%	0.86%
----Average of Morningstar Foreign Large Blend Funds**	0.66%	5.80%	0.52%

Investment Value as of 12/31/16 (in thousands $)
— WIBC	$8.35
— MSCI World ex U.S. Index*	$10.90
----Average of Morningstar Foreign Large Blend Funds**	$10.53
* The Fund's average annual return is compared with that of the MSCI World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 2.04%. However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.85%, which is in effect until April 30, 2017. Returns greater than one year are annualized. Shares held less than 90 days will be subject to a 2.00% redemption fee.

** Morningstar Foreign Large Blend Funds represent the average of 329 current funds ex multi-share classes in the Foreign Large Blend category reported in the Morningstar, Inc. database. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
12

Performance Summaries (Unaudited)
WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Country Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/16						% of net assets @ 12/31/16

Japan	19.6%		Netherlands	3.6%		Actelion, Ltd.	5.1%
Germany	12.2%		Ireland	2.2%		Nestle SA	3.8%
Switzerland	12.2%		Denmark	2.0%		Muenchener Rueckversicherungs-
Canada	11.5%		Hong Kong	2.0%		Gesellschaft in Muenchen AG – Class R	2.3%
France United Kingdom Australia	11.5 9.6 4.2	% % %	Finland Israel Sweden	1.0 1.0 1.0	% % %	TOTAL SA Alimentation Couche-Tard, Inc. – Class B ITOCHU Corp.	2.2 2.2 2.1	% % %
Spain	4.0%		South Africa	0.7%		KDDI Corp.	2.0%
						BNP Paribas SA	2.0%
						Toronto-Dominion Bank (The)	2.0%
						Daiwa House Industry Co., Ltd.	1.9%
13

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/07 Through 12/31/16

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WCIF
- Return before taxes	0.73%	1.52%	3.73%
- Return after taxes on distributions	-0.76%	-0.03%	2.11%
- Return after taxes on distributions and sales of fund shares	0.43%	0.49%	2.25%
— Bloomberg Barclays GNMA Backed Bond Index*	1.56%	1.81%	4.35%
----Average of Morningstar Intermediate Government Funds**	0.86%	1.22%	3.34%

Investment Value as of 12/31/16 (in thousands $)
— WCIF	$14.43
— Bloomberg Barclays GNMA Backed Bond Index*	$15.31
----Average of Morningstar Intermediate Government Funds**	$13.89
* The Fund's average annual return is compared with that of the Bloomberg Barclays GNMA Backed Bond Index. While the Fund does not seek to match the returns of the Bloomberg Barclays GNMA Backed Bond Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Bloomberg Barclays GNMA Backed Bond Index, unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund's annual operating expense ratio (gross) is 1.18%. However, Wright and WISDI have contractually agreed to waive a portion of its fees and/or reimburse certain expenses to limit total operating expense to 1.00%, which is in effect until April 30, 2017. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Returns greater than one year are annualized.

** The Morningstar Intermediate Government Fund Average represents the average return of all 176 current funds ex multi-share classes in the Intermediate Government category reported in the Morningstar, Inc. database. © 2016 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.
14

Performance Summaries (Unaudited)
WRIGHT CURRENT INCOME FUND

Holdings by Security Type			Five Largest Bond Holdings
% of net assets @ 12/31/16			% of net assets @ 12/31/16

Agency Mortgage-Backed Securities	94.3%		FNMA, Series 2003-18, Class XD	5.00%	03/25/33	3.7%
Other U.S. Government Guaranteed	2.7%		GNMA, Series 2008-65, Class PG	6.00%	08/20/38	3.2%
			FHLMC Gold Pool #U80611	4.50%	11/01/33	3.0%
Weighted Average Maturity			GNMA, Series 2010-116, Class JB	5.00%	06/16/40	2.8%
@ 12/31/16	10.1	Years	Vessel Management Services, Inc.	5.13%	04/16/35	2.7%

15

Fund Expenses (Unaudited)
Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 – December 31, 2016).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if applicable). Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
16

Fund Expenses (Unaudited)
EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16-12/31/16)
Actual Fund Shares	$1,000.00	$1,047.88	$7.21
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.10	$7.10

*Expenses are equal to the Fund's annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16-12/31/16)
Actual Fund Shares	$1,000.00	$1,079.38	$7.32
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.10	$7.10

*Expenses are equal to the Fund's annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016.

Wright International Blue Chip Equities Fund

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16-12/31/16)
Actual Fund Shares	$1,000.00	$1,062.03	$9.59
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,015.84	$9.37

*Expenses are equal to the Fund's annualized expense ratio of 1.85% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016.
FIXED-INCOME FUNDS

Wright Current Income Fund

	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period* (7/1/16-12/31/16)
Actual Fund Shares	$1,000.00	$976.38	$4.47
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.61	$4.57

*Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2016.

17

Wright Selected Blue Chip Equities Fund (WSBC) Portfolio of Investments - As of December 31, 2016
AFA
Shares	Value

EQUITY INTERESTS - 100.0%

AUTOMOBILES & COMPONENTS - 1.5%
Gentex Corp.	26,130	$514,500

BANKS - 10.3%
Commerce Bancshares, Inc.	7,732	$446,987
East West Bancorp, Inc.	8,550	434,597
Fulton Financial Corp.	43,125	810,750
Prosperity Bancshares, Inc.	4,940	354,593
Signature Bank*	3,610	542,222
SVB Financial Group*	3,185	546,737
Webster Financial Corp.	6,585	357,434
		$3,493,320

CAPITAL GOODS - 14.0%
AECOM*	22,785	$828,463
AO Smith Corp.	11,260	533,161
B/E Aerospace, Inc.	7,065	425,242
Carlisle Cos., Inc.	6,000	661,740
Curtiss-Wright Corp.	1,655	162,786
GATX Corp.	1,215	74,820
Huntington Ingalls Industries, Inc.	5,630	1,036,990
KBR, Inc.	6,905	115,244
Orbital ATK, Inc.	2,830	248,276
Regal Beloit Corp.	1,600	110,800
Terex Corp.	4,410	139,047
Trinity Industries, Inc.	4,145	115,065
Triumph Group, Inc.	10,940	289,910
		$4,741,544

COMMERCIAL & PROFESSIONAL SERVICES - 5.9%
Deluxe Corp.	13,065	$935,585
LSC Communications, Inc.	6,913	205,178
ManpowerGroup, Inc.	9,615	854,485
		$1,995,248

CONSUMER DURABLES & APPAREL - 2.2%
Brunswick Corp.	3,505	$191,163
Hanesbrands, Inc.	14,180	305,862
TRI Pointe Group, Inc.*	20,395	234,135
		$731,160

CONSUMER SERVICES - 2.9%
Brinker International, Inc.	9,400	$465,582
Jack in the Box, Inc.	2,335	260,679
Service Corp. International	4,835	137,314
Sotheby's*	3,135	124,961
		$988,536

DIVERSIFIED FINANCIALS - 2.8%
Federated Investors, Inc. - Class B	5,630	$159,216
MSCI, Inc.	955	75,235
Raymond James Financial, Inc.	5,365	371,634
SEI Investments Co.	7,275	359,094
		$965,179

ENERGY - 3.8%
CONSOL Energy, Inc.	3,610	$65,810
Dril-Quip, Inc.*	2,285	137,214

Shares	Value

Ensco PLC - Class A	30,485	$296,314
Nabors Industries, Ltd.	3,070	50,348
Oceaneering International, Inc.	4,250	119,893
QEP Resources, Inc.*	25,865	476,175
Rowan Cos. PLC - Class A*	7,330	138,464
		$1,284,218

FOOD, BEVERAGE & TOBACCO - 3.5%
Dean Foods Co.	9,190	$200,158
Ingredion, Inc.	7,225	902,836
TreeHouse Foods, Inc.*	1,340	96,735
		$1,199,729

HEALTH CARE EQUIPMENT & SERVICES - 6.0%
Envision Healthcare Corp.*	4,300	$272,147
MEDNAX, Inc.*	4,855	323,634
Molina Healthcare, Inc.*	6,055	328,544
ResMed, Inc.	3,780	234,549
VCA, Inc.*	7,490	514,189
WellCare Health Plans, Inc.*	2,710	371,487
		$2,044,550

INSURANCE - 6.3%
American Financial Group, Inc.	5,915	$521,230
Everest Re Group, Ltd.	1,910	413,324
First American Financial Corp.	3,290	120,513
Reinsurance Group of America, Inc.	3,985	501,432
WR Berkley Corp.	8,922	593,402
		$2,149,901

MATERIALS - 10.8%
Albemarle Corp.	2,915	$250,923
Cabot Corp.	4,805	242,845
Eagle Materials, Inc.	1,700	167,501
Ingevity Corp.*	8,498	466,200
Minerals Technologies, Inc.	3,505	270,761
Packaging Corp. of America	12,055	1,022,505
Steel Dynamics, Inc.	9,295	330,716
United States Steel Corp.	10,355	341,819
WestRock Co.	11,630	590,455
		$3,683,725

PHARMACEUTICALS & BIOTECHNOLOGY - 1.7%
Charles River Laboratories International, Inc.*	6,480	$493,711
Prestige Brands Holdings, Inc.*	1,755	91,436
		$585,147

REAL ESTATE - 6.1%
Duke Realty Corp. REIT	15,350	$407,696
First Industrial Realty Trust, Inc. REIT	3,135	87,937
Jones Lang LaSalle, Inc.	3,185	321,812
Lamar Advertising Co.- Class A REIT	10,090	678,452
Medical Properties Trust, Inc. REIT	46,310	569,613
		$2,065,510

RETAILING - 1.4%
Aaron's, Inc.	4,570	$146,194
LKQ Corp.*	10,620	325,503
		$471,697

See Notes to Financial Statements.	18

Wright Selected Blue Chip Equities Fund (WSBC) Portfolio of Investments - As of December 31, 2016

Shares	Value

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.4%
Cirrus Logic, Inc.*	6,375	$360,442
Integrated Device Technology, Inc.*	9,720	229,003
Synaptics, Inc.*	4,325	231,734
		$821,179

SOFTWARE & SERVICES - 9.8%
Alliance Data Systems Corp.	820	$187,370
Cadence Design Systems, Inc.*	40,045	1,009,935
Convergys Corp.	8,275	203,234
Fortinet, Inc.*	11,470	345,476
j2 Global, Inc.	1,965	160,737
Leidos Holdings, Inc.	10,250	524,185
Manhattan Associates, Inc.*	5,895	312,612
PTC, Inc.*	12,585	582,308
		$3,325,857

TECHNOLOGY HARDWARE & EQUIPMENT - 2.6%
ARRIS International PLC*	6,800	$204,884
Arrow Electronics, Inc.*	5,735	408,905
SYNNEX Corp.	2,125	257,168
		$870,957

TRANSPORTATION - 1.4%
JetBlue Airways Corp.*	20,765	$465,551

UTILITIES - 4.6%
Great Plains Energy, Inc.	14,445	$395,071
UGI Corp.	25,332	1,167,298
		$1,562,369

TOTAL EQUITY INTERESTS - 100.0% (identified cost, $26,495,523)	$33,959,877

TOTAL INVESTMENTS — 100.0% (identified cost, $26,495,523)	$33,959,877

LIABILITIES, IN EXCESS OF OTHER ASSETS — 0.0%	(14,640)

NET ASSETS — 100.0%	$33,945,237

PLC — Public Limited Company
REIT — Real Estate Investment Trust
*	Non-income producing security.

See Notes to Financial Statements	19

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

ASSETS:
Investments, at value
(identified cost $26,495,523) (Note 1A)	$33,959,877	######
Receivable for fund shares sold	1,481
Dividends receivable	42,857
Prepaid expenses and other assets	11,861
Total assets	$34,016,076

LIABILITIES:
Outstanding line of credit (Note 8)	$33,885
Payable to custodian	20,839
Accrued expenses and other liabilities
Administrator fee	4,181
Transfer agent fee	2,254
Trustee expenses	291
Other expenses and liabilities	9,389
Total liabilities	$70,839
NET ASSETS	$33,945,237

NET ASSETS CONSIST OF:
Paid-in capital	$25,861,187
Accumulated net realized gain on investments	619,696
Unrealized appreciation on investments	7,464,354
Net assets applicable to outstanding shares	$33,945,237

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,874,478

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$11.81

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME (Note 1C)
3E+07	Dividend income	$694,393
	Total investment income	$694,393

Expenses –
	Investment adviser fee (Note 3)	$230,087
	Administrator fee (Note 3)	46,018
	Trustee expense (Note 3)	16,722
	Custodian fee	5,030
	Accountant fee	39,293
	Distribution expenses (Note 4)	95,870
	Transfer agent fee	29,831
	Printing	131
	Shareholder communications	6,305
	Audit services	17,000
	Legal services	5,754
	Compliance services	6,375
	Registration costs	19,358
	Interest expense (Note 8)	1,148
	Miscellaneous	25,749
	Total expenses	$544,671

Deduct –
	Waiver and/or reimbursement by the principal underwriter (Note 4)	$(6,652)
	Net expenses	$538,019
	Net investment income	$156,374

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
	Net realized gain on investment transactions	$671,319
	Net change in unrealized appreciation (depreciation) on investments	1,398,751
	Net realized and unrealized gain on investments	$2,070,070
	Net increase in net assets from operations	$2,226,444

See Notes to Financial Statements	20

Wright Selected Blue Chip Equities Fund (WSBC)
Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2016	December 31, 2015

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$156,374	$97,747
0	Net realized gain on investment transactions	671,319	2,938,459
Net change in unrealized appreciation (depreciation) on investments	1,398,751	(3,165,113)
Net increase (decrease) in net assets from operations	$2,226,444	$(128,907)
Distributions to shareholders (Note 2)
From net investment income	$(152,168)	$(58,600)
From net realized capital gains	(831,095)	(3,929,775)
Total distributions	$(983,263)	$(3,988,375)
Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$(5,804,590)	$5,014,056
Net increase (decrease) in net assets	$(4,561,409)	$896,774
##
NET ASSETS:
At beginning of year	38,506,646	37,609,872
At end of year	$33,945,237	$38,506,646

See Notes to Financial Statements	21

Wright Selected Blue Chip Equities Fund (WSBC)
These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.430	$12.740	$14.160	$11.530	$10.280
Income (loss) from investment operations:
Net investment income (loss) (1)	0.046	0.032	0.027	(0.007)	0.028
Net realized and unrealized gain (loss)	0.620	(0.030)	1.043	4.412	1.616
Total income from investment operations	0.666	0.002	1.070	4.405	1.644

Less distributions:
From net investment income	(0.053)	(0.019)	(0.036)	— (2)	(0.025)
From net realized gains	(0.233)	(1.293)	(2.454)	(1.775)	(0.369)
Total distributions	(0.286)	(1.312)	(2.490)	(1.775)	(0.394)
Net asset value, end of year	$11.810	$11.430	$12.740	$14.160	$11.530
Total Return(3)	5.98%	(0.22)%	7.99%	39.82%	16.02%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$33,945	$38,507	$37,610	$40,204	$29,922
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.45%	1.40%	1.40%
Net investment income (loss)	0.41%	0.25%	0.19%	(0.06)%	0.25%
Portfolio turnover rate	77%	55%	66%	76%	54%

	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012

(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2016	2015	2014	2013	2012

Ratios (As a percentage of average daily net assets):
Expenses	1.42%	1.44%	1.51%	1.43%	1.48%
Net investment income (loss)	0.39%	0.21%	0.13%	(0.09)%	0.17%

See Notes to Financial Statements	22

Wright Major Blue Chip Equities Fund (WMBC) Portfolio of Investments - As of December 31, 2016
Shares	Value

EQUITY INTERESTS - 98.6%

BANKS - 9.1%
Bank of America Corp.	6,630	$146,523
Citigroup, Inc.	3,195	189,879
JPMorgan Chase & Co.	4,230	365,006
U.S. Bancorp	6,975	358,306
		$1,059,714

CAPITAL GOODS - 9.6%
Boeing Co. (The)	1,800	$280,224
General Dynamics Corp.	705	121,725
Huntington Ingalls Industries, Inc.	785	144,589
Lockheed Martin Corp.	1,330	332,420
Northrop Grumman Corp.	1,020	237,232
		$1,116,190

DIVERSIFIED FINANCIALS - 6.9%
Ameriprise Financial, Inc.	785	$87,088
Charles Schwab Corp. (The)	3,445	135,974
Discover Financial Services	4,860	350,358
Nasdaq, Inc.	3,370	226,194
		$799,614

ENERGY - 6.6%
Anadarko Petroleum Corp.	3,605	$251,377
Exxon Mobil Corp.	2,270	204,890
Marathon Oil Corp.	6,815	117,968
Schlumberger, Ltd.	2,270	190,566
		$764,801

FOOD & STAPLES RETAILING - 2.6%
CVS Health Corp.	2,430	$191,751
Walgreens Boots Alliance, Inc.	1,410	116,692
		$308,443

FOOD, BEVERAGE & TOBACCO - 5.2%
Constellation Brands, Inc. - Class A	625	$95,819
PepsiCo, Inc.	2,505	262,098
Philip Morris International, Inc.	2,665	243,821
		$601,738

HEALTH CARE EQUIPMENT & SERVICES - 6.5%
Aetna, Inc.	1,410	$174,854
Anthem, Inc.	1,960	281,789
UnitedHealth Group, Inc.	1,880	300,875
		$757,518

INSURANCE - 6.3%
MetLife, Inc.	4,935	$265,947
Progressive Corp. (The)	10,030	356,065
WR Berkley Corp.	1,645	109,409
		$731,421

MATERIALS - 1.7%
Dow Chemical Co. (The)	3,370	$192,831

MEDIA - 4.8%
Comcast Corp. - Class A	8,150	$562,758

Shares	Value

PHARMACEUTICALS & BIOTECHNOLOGY - 7.1%
AbbVie, Inc.	2,505	$156,863
Amgen, Inc.	1,255	183,494
Biogen, Inc.*	385	109,178
Celgene Corp.*	1,020	118,065
Gilead Sciences, Inc.	3,680	263,525
		$831,125

RETAILING - 6.5%
Amazon.com, Inc.*	390	$292,449
Foot Locker, Inc.	1,565	110,943
Home Depot, Inc. (The)	1,725	231,288
Priceline Group, Inc. (The)*	80	117,285
		$751,965

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
Intel Corp.	6,345	$230,133

SOFTWARE & SERVICES - 15.3%
Activision Blizzard, Inc.	5,015	$181,092
Alphabet, Inc. - Class C*	390	301,010
Facebook, Inc.- Class A*	1,330	153,016
International Business Machines Corp.	1,800	298,782
MasterCard, Inc. - Class A	2,820	291,165
Microsoft Corp.	8,855	550,250
		$1,775,315

TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
Apple, Inc.	4,075	$471,967

TELECOMMUNICATION SERVICES - 2.2%
AT&T, Inc.	4,150	$176,499
Verizon Communications, Inc.	1,410	75,266
		$251,765

UTILITIES - 2.1%
NextEra Energy, Inc.	2,035	$243,101

TOTAL EQUITY INTERESTS - 98.6% (identified cost, $10,417,587)	$11,450,399

SHORT-TERM INVESTMENTS - 1.3%
Fidelity Government Money Market Fund - Class I, 0.40% (1)	157,072	$157,072

TOTAL SHORT-TERM INVESTMENTS - 1.3% (identified cost, $157,072)	$157,072

TOTAL INVESTMENTS — 99.9% (identified cost, $10,574,659)	$11,607,471

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%	8,806

NET ASSETS — 100.0%	$11,616,277

* — Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2016.
See Notes to Financial Statements	23

Wright Major Blue Chip Equities Fund (WMBC)
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

ASSETS:
Investments, at value
(identified cost $10,574,659) (Note 1A)	$11,607,471	######
Receivable for fund shares sold	462
Dividends receivable	11,591
Prepaid expenses and other assets	9,111
Total assets	$11,628,635

LIABILITIES:
Accrued expenses and other liabilities
Administrator fee	2,519
Transfer agent fee	1,832
Trustee expenses	291
Other expenses and liabilities	7,716
Total liabilities	$12,358
NET ASSETS	$11,616,277

NET ASSETS CONSIST OF:
Paid-in capital	$10,755,407
Accumulated net realized loss on investments	(171,942)
Unrealized appreciation on investments	1,032,812
Net assets applicable to outstanding shares	$11,616,277

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	630,726

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$18.42

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME (Note 1C)
1E+07	Dividend income	$274,685
	Total investment income	$274,685

Expenses –
	Investment adviser fee (Note 3)	$72,212
	Administrator fee (Note 3)	14,443
	Trustee expense (Note 3)	16,722
	Custodian fee	5,000
	Accountant fee	37,034
	Distribution expenses (Note 4)	30,088
	Transfer agent fee	24,488
	Printing	44
	Shareholder communications	4,875
	Audit services	17,000
	Legal services	2,861
	Compliance services	5,433
	Registration costs	19,043
	Interest expense (Note 8)	452
	Miscellaneous	15,475
	Total expenses	$265,170

Deduct –
	Waiver and/or reimbursement by the principal underwriter (Note 4)	$(96,223)
	Net expenses	$168,947
	Net investment income	$105,738

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized loss on investment transactions	$(170,985)
	Net change in unrealized appreciation (depreciation) on investments	1,120,300
	Net realized and unrealized gain on investments	$949,315
	Net increase in net assets from operations	$1,055,053

See Notes to Financial Statements	24

Wright Major Blue Chip Equities Fund (WMBC)
Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2016	December 31, 2015

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$105,738	$126,572
0	Net realized gain (loss) on investment transactions	(170,985)	1,973,543
Net change in unrealized appreciation (depreciation) on investments	1,120,300	(2,502,483)
Net increase (decrease) in net assets from operations	$1,055,053	$(402,368)
Distributions to shareholders (Note 2)
From net investment income	$(108,099)	$(126,527)
From net realized capital gains	(939,427)	-
Total distributions	$(1,047,526)	$(126,527)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(1,188,235)	$(2,599,030)
Net decrease in net assets	$(1,180,708)	$(3,127,925)
##
NET ASSETS:
At beginning of year	12,796,985	15,924,910
At end of year	$11,616,277	$12,796,985

UNDISTRIBUTED NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$-	$2,353

See Notes to Financial Statements	25

Wright Major Blue Chip Equities Fund (WMBC)
These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2016	2015	2014	2013	2012

Net asset value, beginning of year	$18.360	$19.100	$17.030	$12.690	$12.260
Income (loss) from investment operations:
Net investment income(1)	0.154	0.168	0.127	0.096	0.082
Net realized and unrealized gain (loss)	1.464	(0.727)	2.095	4.344	0.437
Total income (loss) from investment operations	1.618	(0.559)	2.222	4.440	0.519

Less distributions:
From net investment income	(0.172)	(0.181)	(0.152)	(0.100)	(0.089)
From net realized gains	(1.386)	—	—	—	—
Total distributions	(1.558)	(0.181)	(0.152)	(0.100)	(0.089)
Net asset value, end of year	$18.420	$18.360	$19.100	$17.030	$12.690
Total Return(2)	9.43%	(2.91)%	13.04%	35.03%	4.23%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$11,616	$12,797	$15,925	$17,692	$15,559
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.88%	0.89%	0.71%	0.65%	0.64%
Portfolio turnover rate	44%	118%	62%	64%	76%

	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012

(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2016	2015	2014	2013	2012

Ratios (As a percentage of average daily net assets):
Expenses	2.20%	2.05%	1.86%	1.87%	1.84%
Net investment income	0.08%	0.24%	0.25%	0.17%	0.20%

See Notes to Financial Statements	26

Wright International Blue Chip Equities Fund (WIBC) Portfolio of Investments - As of December 31, 2016

Shares	Value

EQUITY INTERESTS - 98.3%

AUSTRALIA - 4.2%
Australia & New Zealand Banking Group, Ltd.	7,071	$155,754
BHP Billiton, Ltd.	9,701	176,034
CIMIC Group, Ltd.	5,818	147,196
Crown Resorts, Ltd.	5,014	42,043
CSL, Ltd.	1,567	113,931
Fortescue Metals Group, Ltd.	21,157	90,233
		$725,191

CANADA - 11.5%
Alimentation Couche-Tard, Inc. - Class B	8,220	$373,166
Canadian Tire Corp., Ltd. - Class A	1,535	159,412
CCL Industries, Inc. - Class B	401	78,881
CGI Group, Inc. - Class A*	6,194	297,633
Enbridge, Inc.	1,958	82,493
Magna International, Inc.	4,358	189,457
Manulife Financial Corp.	17,399	310,212
Metro, Inc.	5,513	165,096
Toronto-Dominion Bank (The)	6,932	342,297
		$1,998,647

DENMARK - 2.0%
AP Moller - Maersk A/S - Class B	111	$177,454
Novo Nordisk A/S - Class B	2,791	100,839
Pandora A/S	531	69,599
		$347,892

FINLAND - 1.0%
Sampo OYJ - Class A	3,983	$178,924

FRANCE - 11.5%
Airbus Group SE	4,143	$274,600
Alstom SA*	2,577	71,146
AXA SA	7,679	194,265
BNP Paribas SA	5,501	351,322
Orange SA	5,274	80,298
Societe Generale SA	3,068	151,266
Technip SA	1,234	88,259
Thales SA	929	90,275
TOTAL SA	7,512	386,022
Vinci SA	926	63,192
Vivendi SA	12,975	247,089
		$1,997,734

GERMANY - 12.2%
Allianz SE	1,205	$199,543
BASF SE	3,429	319,394
Bayer AG	723	75,595
Bayerische Motoren Werke AG	1,290	120,756
Continental AG	515	99,785
Daimler AG	1,360	101,445
Evonik Industries AG	3,999	119,705
Hannover Rueck SE	2,063	223,687
Merck KGaA	995	104,055
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen - Class R	2,076	393,373
SAP SE	1,416	123,679
Siemens AG	1,678	206,721

Shares	Value

Volkswagen AG	219	$31,588
$2,119,326

HONG KONG - 2.0%
BOC Hong Kong Holdings, Ltd.	37,500	$134,220
CK Hutchison Holdings, Ltd.	11,500	130,379
Henderson Land Development Co., Ltd.	7,200	38,307
Link REIT	6,000	39,003
		$341,909

IRELAND - 2.2%
AerCap Holdings NV*	1,960	$81,555
Ryanair Holdings PLC*	10,760	165,016
Ryanair Holdings PLC, ADR*	1,537	127,971
		$374,542

ISRAEL - 1.0%
Teva Pharmaceutical Industries, Ltd., ADR	4,695	$170,194

JAPAN - 19.6%
Asahi Kasei Corp.	24,000	$209,783
Central Japan Railway Co.	841	138,658
Daito Trust Construction Co., Ltd.	400	60,291
Daiwa House Industry Co., Ltd.	12,026	329,533
Fuji Heavy Industries, Ltd.	3,900	159,564
FUJIFILM Holdings Corp.	1,300	49,432
Hitachi High-Technologies Corp.	1,400	56,595
Hitachi Metals, Ltd.	2,500	33,952
Hoya Corp.	2,119	89,222
ITOCHU Corp.	27,900	371,250
Japan Tobacco, Inc.	1,600	52,732
KDDI Corp.	14,000	355,236
Kose Corp.	500	41,626
Mitsubishi Corp.	4,000	85,395
Mitsubishi Electric Corp.	4,800	67,061
Nippon Telegraph & Telephone Corp.	7,100	299,011
Nissan Motor Co., Ltd.	6,397	64,472
Nomura Real Estate Holdings, Inc.	9,700	165,333
Omron Corp.	1,100	42,299
ORIX Corp.	12,461	194,872
Rohm Co. Ltd,	900	51,931
Sekisui Chemical Co., Ltd.	5,800	92,693
Shimadzu Corp.	6,000	95,786
Toyota Motor Corp.	5,000	294,851
		$3,401,578

NETHERLANDS - 3.6%
ASML Holding NV	503	$56,582
Boskalis Westminster	5,058	175,999
ING Groep NV	17,089	240,989
Koninklijke Ahold Delhaize NV	1,868	39,465
Koninklijke Philips NV	3,612	110,483
		$623,518

SOUTH AFRICA - 0.7%
Foschini Group, Ltd. (The)	9,700	$112,875

SPAIN - 4.0%
Banco Bilbao Vizcaya Argentaria SA	5,873	$39,732
Enagas SA	4,039	102,776

See Notes to Financial Statements	27

Wright International Blue Chip Equities Fund (WIBC) Portfolio of Investments - As of December 31, 2016

Shares	Value

Gas Natural SDG SA	8,386	$158,416
Iberdrola SA	30,972	203,651
Red Electrica Corp. SA	10,255	193,885
		$698,460

SWEDEN - 1.0%
Nordea Bank AB	16,000	$178,412

SWITZERLAND - 12.2%
ABB, Ltd.	4,890	$103,348
Actelion, Ltd.*	4,071	883,215
Nestle SA	9,116	655,211
Novartis AG	3,115	227,108
Swiss Re AG	2,598	246,674
		$2,115,556

UNITED KINGDOM - 9.6%
BHP Billiton PLC	9,704	$156,659
BP PLC	37,887	238,570
British American Tobacco PLC	1,439	82,175
J Sainsbury PLC	17,723	54,595
Rio Tinto PLC	1,939	75,675
Royal Dutch Shell PLC - Class A	5,918	163,984
Royal Dutch Shell PLC - Class B	7,665	222,953
Schroders PLC	4,787	177,333
Shire PLC	3,843	222,425
WPP PLC	11,806	264,920
		$1,659,289

TOTAL EQUITY INTERESTS - 98.3% (identified cost, $13,343,297)	$17,044,047

SHORT-TERM INVESTMENTS - 1.5%
Fidelity Government Money Market Fund - Class I, 0.40% (1)	265,561	$265,561

TOTAL SHORT-TERM INVESTMENTS - 1.5% (identified cost, $265,561)	$265,561

TOTAL INVESTMENTS — 99.8% (identified cost, $13,608,858)	$17,309,608

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.2%	30,681

NET ASSETS — 100.0%	$17,340,289

ADR — American Depositary Receipt
PLC — Public Limited Company
REIT — Real Estate Investment Trust
*	Non-income producing security.
(1)	Variable rate security. Rate presented is as of December 31, 2016.
See Notes to Financial Statements	28

Wright International Blue Chip Equities Fund (WIBC)
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

ASSETS:
Investments, at value
(identified cost $13,608,858) (Note 1A)	$17,309,608	######
Receivable for fund shares sold	374
Dividends receivable	5,017
Tax reclaims receivable	48,830
Prepaid expenses and other assets	10,381
Total assets	$17,374,210

LIABILITIES:
Payable for fund shares reacquired	$14,396
Accrued expenses and other liabilities
Administrator fee	2,926
Transfer agent fee	3,344
Trustee expenses	291
Other expenses and liabilities	12,964
Total liabilities	$33,921
NET ASSETS	$17,340,289

NET ASSETS CONSIST OF:
Paid-in capital	$49,263,386
Accumulated net realized loss on investments and foreign currency	(35,559,225)
Accumulated net investment loss	(59,032)
Unrealized appreciation on investments and foreign currency	3,695,160
Net assets applicable to outstanding shares	$17,340,289

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	1,235,860

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$14.03

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME (Note 1C)
1E+07	Dividend income (net of foreign taxes $131,401)	$664,321
	Total investment income	$664,321

Expenses –
	Investment adviser fee (Note 3)	$175,601
	Administrator fee (Note 3)	37,315
	Trustee expense (Note 3)	16,721
	Custodian fee	22,843
	Accountant fee	61,881
	Distribution expenses (Note 4)	54,875
	Transfer agent fee	42,594
	Printing	80
	Shareholder communications	6,066
	Audit services	17,000
	Legal services	4,945
	Compliance services	5,784
	Registration costs	19,494
	Interest expense (Note 8)	376
	Miscellaneous	23,571
	Total expenses	$489,146

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(82,716)
	Net expenses	$406,430
	Net investment income	$257,891

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss –
	Investment transactions	$(375,578)
	Foreign currency transactions	(6,769)
	Net realized loss	$(382,347)

Change in unrealized appreciation (depreciation) –
	Investments	$(159,983)
	Foreign currency translations	13,098
	Net change in unrealized appreciation (depreciation) on investments	$(146,885)
	Net realized and unrealized loss on investments and foreign currency translations	$(529,232)
	Net decrease in net assets from operations	$(271,341)

See Notes to Financial Statements	29

Wright International Blue Chip Equities Fund (WIBC)
		Years Ended
	STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2016	December 31, 2015

	INCREASE (DECREASE) IN NET ASSETS:
	From operations –
	Net investment income	$257,891	$315,223
-42162	Net realized gain (loss) on investment and foreign currency transactions	(382,347)	468,816
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(146,885)	(1,323,966)
	Net decrease in net assets from operations	$(271,341)	$(539,927)
	Distributions to shareholders (Note 2)
	From net investment income	$(308,333)	$(338,581)
	Total distributions	$(308,333)	$(338,581)
	Net decrease in net assets resulting from fund share transactions (Note 6)	$(7,416,846)	$(1,777,065)
	Net decrease in net assets	$(7,996,520)	$(2,655,573)
##
	NET ASSETS:
	At beginning of year	25,336,809	27,992,382
	At end of year	$17,340,289	$25,336,809

	ACCUMULATED NET INVESTMENT LOSS INCLUDED IN NET ASSETS AT END OF YEAR	$(59,032)	$(17,159)

See Notes to Financial Statements	30

Wright International Blue Chip Equities Fund (WIBC)
These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2016	2015	2014	2013	2012

Net asset value, beginning of year	$14.400	$14.900	$16.280	$14.120	$12.580
Income (loss) from investment operations:
Net investment income (1)	0.161	0.169	0.382	0.236	0.244
Net realized and unrealized gain (loss)	(0.300)	(0.486)	(1.439)	2.480	1.567
Total income (loss) from investment operations	(0.139)	(0.317)	(1.057)	2.716	1.811

Less distributions:
From net investment income	(0.231)	(0.185)	(0.323)	(0.556)	(0.272)
Redemption Fees(1)	— (2)	0.002	— (2)	— (2)	0.001
#
Net asset value, end of year	$14.030	$14.400	$14.900	$16.280	$14.120
Total Return(3)	(0.94)%	(2.11)%	(6.51)%	19.46%	14.45%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$17,340	$25,337	$27,992	$32,067	$33,256
Ratios (As a percentage of average daily net assets):
Net expenses	1.85%	1.85%	1.85%	1.85%	1.85%
Net investment income	1.17%	1.11%	2.37%	1.57%	1.84%
Portfolio turnover rate	49%	33%	57%	45%	58%

	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012
(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2016	2015	2014	2013	2012

Ratios (As a percentage of average daily net assets):
Expenses	2.23%	2.04%	2.01%	2.01%	2.01%
Net investment income	0.79%	0.92%	2.21%	1.41%	1.69%

See Notes to Financial Statements	31

The Wright Managed Equity Trust Notes to Financial Statements

1. Significant Accounting Policies
Wright Selected Blue Chip Equities Fund ("WSBC"), Wright Major Blue Chip Equities Fund ("WMBC"), and Wright International Blue Chip Equities Fund ("WIBC") (each a "Fund" and collectively, the "Funds") (the Funds constituting The Wright Managed Equity Trust (the "Trust")), are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Funds seek to provide total return consisting of price appreciation and current income.
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").
A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security's value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.
D. Federal Taxes – Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly,
32

The Wright Managed Equity Trust Notes to Financial Statements
no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC's understanding of the tax rules and rates that exist in the foreign markets in which it invests. At December 31, 2016, WMBC and WIBC, for federal income tax purposes, has capital loss carryforwards of $170,512 and $35,322,984, respectively, which will reduce each Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:
December 31,	WIBC
2017	$34,697,416

In addition to the amounts noted in the table above, WMBC and WIBC has $170,512 and $597,380, respectively, of available short term capital loss carryforwards and $28,188 for WIBC in long term capital loss carryforwards that have no expiration date.

As of December 31, 2016, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended December 31, 2016, remains subject to examination by the Internal Revenue Service.
E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.
F. Redemption Fees – A shareholder who redeems or exchanges shares of WIBC within three months of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to WIBC to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
G. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. The portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I. Indemnifications – Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.
33

The Wright Managed Equity Trust Notes to Financial Statements
2. Distributions to Shareholders
It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.
For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions paid for the years ended December 31, 2016, and December 31, 2015, was as follows:
Year Ended 12/31/16	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$136,834	$108,099	$308,333
Long-term capital gain	846,429	939,427	-

Year Ended 12/31/15	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$52,563	$126,527	$338,581
Long-term capital gain	3,935,812	-	-

During the year ended December 31, 2016, the following amounts were reclassified due to real estate investment trusts, recharacterization of distributions, distributions in excess of net investment income, foreign currency gain (loss), expiring capital loss carryforwards and passive foreign investment company transactions.
Increase (decrease):	WSBC	WMBC	WIBC
Accumulated net realized gain (loss)	$4,209	$38	$15,731,274
Accumulated net investment income (loss)	(4,206)	8	8,569
Paid in Capital	(3)	(46)	(15,739,843)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:
	WSBC	WMBC	WIBC
Undistributed ordinary income	$-	$-	$33,362
Undistributed long-term gain	837,818	-	-
Capital loss carryforward	-	(170,512)	(35,322,984)
Net unrealized appreciation	7,246,232	1,031,382	3,366,525
Total	$8,084,050	$860,870	$(31,923,097)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, passive foreign investment company transactions and real estate investment trust transactions.

34

The Wright Managed Equity Trust Notes to Financial Statements

3. Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Wright Investor Services, Inc. ("Wright") as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.
Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

For the year ended December 31, 2016, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:
Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$230,087	0.60%
WMBC	$ 72,212	0.60%
WIBC	$175,601	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.17% of WIBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.12% of WSBC's and WMBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.
For the year ended December 31, 2016, the administrator fee for WSBC, WMBC and WIBC amounted to $46,018, $14,443 and $37,315, respectively.
Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds' principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright. The Trustees are compensated by the Trust in conjunction with the Wright Managed Income Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in each Fund's Statement of Operations.
4. Distribution and Service Plans
The Trust has in effect a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that each Fund will pay Wright Investors' Service Distributors, Inc. ("WISDI"), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI. Distribution fees paid to WISDI for the year ended December 31, 2016, for WSBC, WMBC and WIBC were $95,870 $30,088 and $54,875, respectively. In addition, the Trustees have adopted a service plan (the "Service Plan") which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable
35

The Wright Managed Equity Trust Notes to Financial Statements
under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the year ended December 31, 2016, the Funds did not accrue or pay any service fees.
Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.40% of the average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2017 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees and expenses of $66,135 and $29,589 for WMBC and WIBC, respectively. WISDI waived distribution fees of $6,652, $30,088 and $53,127 for WSBC, WMBC and WIBC, respectively.
5. Investment Transactions
Purchases and sales of investments, other than short-term obligations, were as follows:
Year Ended December 31, 2016
	WSBC	WMBC	WIBC
Purchases	$29,318,763	$5,197,264	$10,503,923
Sales	$35,688,806	$7,409,512	$18,159,767

6. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:
December 31, 2017	36525	#	#		4
	Year Ended December 31, 2016			Year Ended December 31, 2015
	Shares	Amount		Shares	Amount
WSBC
Sold	744,147	$8,152,464		852,188	$10,773,090
Issued to shareholders in payment of distributions declared	63,181	701,757		243,099	2,912,137
Redemptions	(1,302,233)	(14,658,811)		(678,901)	(8,671,171)
Net increase (decrease)	(494,905)	$(5,804,590)		416,386	$5,014,056
December 31, 2017	36525	42735 #	#		42369
	Year Ended December 31, 2016			Year Ended December 31, 2015
	Shares	Amount		Shares	Amount
WMBC
Sold	38,375	$675,147		30,347	$577,471
Issued to shareholders in payment of distributions declared	58,106	1,004,419		6,609	119,467
Redemptions	(162,847)	(2,867,801)		(173,644)	(3,295,968)
Net decrease	(66,366)	$(1,188,235)		(136,688)	$(2,599,030)
36

The Wright Managed Equity Trust Notes to Financial Statements

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
WIBC
Sold	130,220	$1,726,027	136,622	$2,106,008
Issued to shareholders in payment of distributions declared	21,453	298,088	23,022	329,312
Redemptions	(675,398)	(9,441,303)	(278,837)	(4,216,708)
Redemption fees	-	342	-	4,323
Net decrease	(523,725)	$(7,416,846)	(119,213)	$(1,777,065)

7. Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2016, as computed on a federal income tax basis, were as follows:
Year Ended December 31, 2016
	WSBC	WMBC	WIBC
Aggregate cost	$26,713,645	$10,576,089	$13,937,493
Gross unrealized appreciation	$7,846,826	$1,304,233	$3,917,560
Gross unrealized depreciation	(600,594)	(272,851)	(545,445)
Net unrealized appreciation	$7,246,232	$1,031,382	$3,372,115

8. Line of Credit
The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with MUFG Union Bank, N.A. ("Union Bank"). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds' requested amounts at any particular time. At December 31, 2016, WSBC had a balance outstanding pursuant to this line of credit of $33,885 at an interest rate of 1.78%.
The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2016, were as follows:
	WSBC	WMBC	WIBC
Average borrowings	$368,163	$146,149	$220,760
Average interest rate	1.52%	1.47%	1.49%

9. Risks Associated with Foreign Investments
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.
37

The Wright Managed Equity Trust Notes to Financial Statements
10. Fair Value Measurements
Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2016, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:
WSBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$33,959,877	$-	$-	$33,959,877
Total Investments	$33,959,877	$-	$-	$33,959,877

WMBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$11,450,399	$-	$-	$11,450,399
Short-Term Investments	-	157,072	-	157,072
Total Investments	$11,450,399	$157,072	$-	$11,607,471

WIBC
Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Interests	$17,044,047	$-	$-	$17,044,047
Short-Term Investments	-	265,561	-	265,561
Total Investments	$17,044,047	$265,561	$-	$17,309,608

The Level 1 values displayed in these tables under Equity Interests are Common Stock. Refer to each Fund's Portfolio of Investments for a further breakout of each security by industry or country.
38

The Wright Managed Equity Trust Notes to Financial Statements
The Funds utilize the end of period methodology when determining transfers in or out of the Level 2 category. As of December 31, 2016, there was $6,692,258 transferred from Level 2 into Level 1 in WIBC as a result of a change in valuation approach. This was a result of securities transferring from fair valued prices using market data valuation adjustments to quoted prices in an active market.
11. New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Funds' financial statements and related disclosures.
12. Review for Subsequent Events
In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, have been evaluated by the Funds' management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.
39

The Wright Managed Equity Trust Report of Independent Registered Public Accounting Firm
To the Board of Trustees of The Wright Managed Equity Trust
and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund

We have audited the accompanying statements of assets and liabilities of the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund ( the "Funds"), each a series of shares of beneficial interest in The Wright Managed Equity Trust, including the portfolios of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund, and Wright International Blue Chip Equities Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP
Philadelphia, Pennsylvania
February 24, 2017
40

The Wright Managed Equity Trust Federal Tax Information (Unaudited)
The Form 1099-DIV you received in January 2017 showed the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund's fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.
Qualified Dividend Income – Wright Selected Blue Chip Equities Fund and Wright Major Blue Chip Equities Fund designate 100.00% and 100.00%, respectively, of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD). Also, Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 100.00%, 100.00% and 100.00%, respectively, for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.
41

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2016
Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 97.0%

AGENCY MORTGAGE-BACKED SECURITIES - 94.3%
$135,403	FHLMC Gold Pool #A37619	4.500%	09/01/35	$145,931
222,350	FHLMC Gold Pool #A39555	5.500%	11/01/35	252,282
426,781	FHLMC Gold Pool #A88945	4.000%	08/01/39	451,230
546,801	FHLMC Gold Pool #A92435	5.000%	06/01/40	595,653
19,758	FHLMC Gold Pool #C00778	7.000%	06/01/29	22,527
263,261	FHLMC Gold Pool #C03552	4.500%	08/01/40	284,235
570,805	FHLMC Gold Pool #G05457	4.500%	05/01/39	615,716
297,067	FHLMC Gold Pool #G07025	5.000%	02/01/42	324,772
107,039	FHLMC Gold Pool #G08022	6.000%	11/01/34	121,912
102,945	FHLMC Gold Pool #G08047	6.000%	03/01/35	117,847
581,842	FHLMC Gold Pool #G08378	6.000%	10/01/39	658,292
275,151	FHLMC Gold Pool #G30285	6.000%	02/01/26	311,006
71,196	FHLMC Gold Pool #G80111	7.300%	12/17/22	77,032
11,994	FHLMC Gold Pool #H09098	6.500%	10/01/37	13,200
105,919	FHLMC Gold Pool #P00024	7.000%	09/01/32	118,471
427,367	FHLMC Gold Pool #P50079	5.000%	07/01/33	455,067
177,241	FHLMC Gold Pool #T30126	5.550%	07/01/37	196,766
73,779	FHLMC Gold Pool #T30133	5.550%	07/01/37	81,944
353,571	FHLMC Gold Pool #T60798	3.500%	07/01/42	358,659
194,954	FHLMC Gold Pool #U30400	5.550%	06/01/37	216,406
1,595,075	FHLMC Gold Pool #U80611	4.500%	11/01/33	1,748,872
216,829	FHLMC, Series 2097, Class PZ	6.000%	11/15/28	247,626
36,111	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	41,384
24,526	FHLMC, Series 2201, Class C	8.000%	11/15/29	28,351
98,964	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	111,312
24,348	FHLMC, Series 2576, Class HC	5.500%	03/15/33	26,362
72,784	FHLMC, Series 2802, Class OH	6.000%	05/15/34	78,420
244,106	FHLMC, Series 3033, Class WY	5.500%	09/15/35	271,290
89,446	FHLMC, Series 3072, Class DL	6.000%	02/15/35	97,811
306,535	FHLMC, Series 3143, Class BC	5.500%	02/15/36	337,782
44,824	FHLMC, Series 3255, Class QE	5.500%	12/15/36	49,880
395,194	FHLMC, Series 3613, Class HJ	5.500%	12/15/39	437,240
299,715	FHLMC, Series 3677, Class PB	4.500%	05/15/40	322,291
458,790	FHLMC, Series 3926, Class OP	6.000%	08/15/25	496,581
564,694	FHLMC, Series 3960, Class BM	3.000%	02/15/30	578,815
146,393	FHLMC, Series 4050, Class NK	4.500%	09/15/41	156,657
1,000,000	FHLMC, Series 4299, Class JY	4.000%	01/15/44	1,087,649
24,393	FHLMC-GNMA, Series 23, Class KZ	6.500%	11/25/23	26,803
205,789	FNMA Pool #252034	7.000%	09/01/28	233,545
19,665	FNMA Pool #252215	6.000%	11/01/28	22,255
216,486	FNMA Pool #256182	6.000%	03/01/36	238,398
23,420	FNMA Pool #256972	6.000%	11/01/37	25,030
135,657	FNMA Pool #257138	5.000%	03/01/38	144,024
43,990	FNMA Pool #594207	6.500%	02/01/31	49,325
176,205	FNMA Pool #687887	5.500%	03/01/33	202,248
302,874	FNMA Pool #694795	5.500%	04/01/33	347,904
106,018	FNMA Pool #724888	5.500%	06/01/33	114,991
132,324	FNMA Pool #735861	6.500%	09/01/33	151,245
228,676	FNMA Pool #745318	5.000%	12/01/34	248,423
146,304	FNMA Pool #801506	4.750%	09/01/34	158,309

See Notes to Financial Statements.	42

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2016
Face Amount	Description	Coupon Rate	Maturity Date	Value

$22,150	FNMA Pool #809042	5.500%	10/01/34	$25,066
86,854	FNMA Pool #813839	6.000%	11/01/34	96,033
45,426	FNMA Pool #819230	5.350%	02/01/35	50,905
369,903	FNMA Pool #819457	4.750%	02/01/35	400,969
1,061,341	FNMA Pool #821082	6.000%	03/01/35	1,162,308
175,992	FNMA Pool #831927	6.000%	12/01/36	201,336
91,822	FNMA Pool #833303	5.150%	05/01/35	102,857
590,875	FNMA Pool #846323	4.250%	11/01/35	630,217
461,066	FNMA Pool #851762	4.250%	01/01/36	491,175
238,701	FNMA Pool #852504	5.350%	09/01/35	266,464
27,814	FNMA Pool #878502	5.350%	12/01/35	31,166
6,069	FNMA Pool #879901	5.500%	01/01/36	6,348
463,936	FNMA Pool #883281	7.000%	07/01/36	544,196
42,333	FNMA Pool #888534	5.000%	08/01/37	44,926
479,794	FNMA Pool #891367	4.750%	04/01/36	519,082
157,977	FNMA Pool #895567	5.450%	04/01/36	178,767
581,484	FNMA Pool #896838	5.450%	07/01/36	651,535
661,311	FNMA Pool #899651	6.500%	08/01/37	762,397
29,691	FNMA Pool #908160	5.500%	12/01/36	30,753
133,459	FNMA Pool #930504	5.000%	02/01/39	144,383
46,273	FNMA Pool #930664	6.500%	03/01/39	53,752
410,428	FNMA Pool #940441	5.780%	03/01/37	464,097
159,153	FNMA Pool #954633	5.500%	02/01/37	175,531
18,958	FNMA Pool #954957	6.000%	10/01/37	20,369
153,534	FNMA Pool #995656	7.000%	06/01/33	180,954
422,721	FNMA Pool #AB2693	4.500%	04/01/41	464,132
290,993	FNMA Pool #AC5445	5.000%	11/01/39	321,166
401,818	FNMA Pool #AC9581	5.500%	01/01/40	452,409
1,275,874	FNMA Pool #AL1949	4.000%	06/01/42	1,348,270
231,782	FNMA Pool #AL6860	4.500%	03/01/44	255,647
218,494	FNMA Pool #AM4671	5.320%	10/01/43	261,034
814,288	FNMA Pool #AM5015	4.940%	12/01/43	930,360
175,565	FNMA Pool #AS5235	3.500%	06/01/45	180,120
154,366	FNMA Whole Loan, Series 2003-W17, Class 1A7	5.750%	08/25/33	173,098
239,520	FNMA Whole Loan, Series 2004-W11, Class 1A1	6.000%	05/25/44	274,973
132,479	FNMA, Series 2001-52, Class XZ	6.500%	10/25/31	152,378
2,030,163	FNMA, Series 2003-18, Class XD	5.000%	03/25/33	2,191,766
47,189	FNMA, Series 2003-30, Class JQ	5.500%	04/25/33	51,224
255,151	FNMA, Series 2003-32, Class BZ	6.000%	11/25/32	287,696
164,889	FNMA, Series 2004-17, Class H	5.500%	04/25/34	181,089
284,814	FNMA, Series 2004-18, Class EZ	6.000%	04/25/34	318,387
102,722	FNMA, Series 2005-106, Class UK	5.500%	12/25/35	105,642
172,000	FNMA, Series 2005-120, Class PB	6.000%	01/25/36	200,319
116,534	FNMA, Series 2005-58, Class BC	5.500%	07/25/25	128,027
651,777	FNMA, Series 2006-24, Class Z	5.500%	04/25/36	731,317
649,860	FNMA, Series 2006-74, Class PD	6.500%	08/25/36	744,292
201,949	FNMA, Series 2007-71, Class GB	6.000%	07/25/37	229,625
186,374	FNMA, Series 2007-76, Class PE	6.000%	08/25/37	205,638
497,787	FNMA, Series 2007-81, Class GE	6.000%	08/25/37	541,470
493,832	FNMA, Series 2008-60, Class JC	5.000%	07/25/38	539,836
150,000	FNMA, Series 2009-50, Class AX	5.000%	07/25/39	172,059
290,000	FNMA, Series 2010-136, Class CY	4.000%	12/25/40	308,818
685,529	FNMA, Series 2011-52, Class GB	5.000%	06/25/41	752,425
117,963	FNMA, Series 2012-51, Class B	7.000%	05/25/42	135,385
605,104	FNMA, Series 2013-17, Class YM	4.000%	03/25/33	644,805
See Notes to Financial Statements.	43

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2016
Face Amount	Description	Coupon Rate	Maturity Date	Value

$83,479	FNMA, Series G93-5, Class Z	6.500%	02/25/23	$91,935
976	GNMA I Pool #602377	4.500%	06/15/18	997
485	GNMA I Pool #603377	4.500%	01/15/18	495
172,946	GNMA I Pool #615272	4.500%	07/15/33	191,645
111,535	GNMA I Pool #626755	5.000%	03/15/35	123,515
163,509	GNMA I Pool #644970	5.000%	06/15/35	180,483
98,205	GNMA I Pool #647406	5.000%	09/15/35	108,503
115,497	GNMA I Pool #650493	5.000%	01/15/36	127,654
103,951	GNMA I Pool #675477	5.000%	06/15/38	114,395
341,022	GNMA I Pool #678649	4.000%	12/15/39	370,579
132,902	GNMA I Pool #697999	4.500%	02/15/24	142,860
325,650	GNMA I Pool #711286	6.500%	10/15/32	372,286
406,480	GNMA I Pool #737844	3.500%	01/15/26	427,660
893,322	GNMA I Pool #745301	4.500%	08/15/30	929,266
504,165	GNMA I Pool #752112	3.500%	01/15/33	530,705
233,814	GNMA I Pool #781341	6.000%	10/15/31	271,596
409,434	GNMA I Pool #781886	5.500%	03/15/35	462,722
92,405	GNMA I Pool #782771	4.500%	09/15/24	99,892
753,487	GNMA II Pool #003066	5.500%	04/20/31	841,254
29,120	GNMA II Pool #003284	5.500%	09/20/32	32,605
143,621	GNMA II Pool #003403	5.500%	06/20/33	161,538
295,811	GNMA II Pool #003638	6.000%	11/20/34	345,010
78,492	GNMA II Pool #003689	4.500%	03/20/35	84,466
291,377	GNMA II Pool #003909	5.500%	10/20/36	323,664
8,839	GNMA II Pool #004284	5.500%	11/20/38	9,321
115,331	GNMA II Pool #004291	6.000%	11/20/38	130,489
23,421	GNMA II Pool #004412	5.000%	04/20/39	24,491
166,289	GNMA II Pool #004561	6.000%	10/20/39	190,546
125,114	GNMA II Pool #004702	3.500%	06/20/25	130,710
135,798	GNMA II Pool #004753	8.000%	08/20/30	151,922
508,057	GNMA II Pool #004838	6.500%	10/20/40	575,991
1,022,234	GNMA II Pool #442324	4.500%	08/20/41	1,096,673
134,064	GNMA II Pool #610116	5.760%	04/20/33	148,155
195,968	GNMA II Pool #648541	6.000%	10/20/35	208,219
593,828	GNMA II Pool #781642	5.500%	08/20/33	677,296
536,776	GNMA II Pool #AG0467	4.000%	04/20/44	570,557
109,677	GNMA II Pool #MA2295	4.500%	10/20/44	113,087
152,960	GNMA, Series 2002-33, Class ZD	6.000%	05/16/32	174,017
51,023	GNMA, Series 2002-45, Class QE	6.500%	06/20/32	59,076
46,701	GNMA, Series 2002-7, Class PG	6.500%	01/20/32	53,702
113,266	GNMA, Series 2003-103, Class PC	5.500%	11/20/33	127,837
70,597	GNMA, Series 2003-26, Class MA	5.500%	03/20/33	75,415
154,000	GNMA, Series 2003-46, Class HA	4.500%	06/20/33	166,105
179,000	GNMA, Series 2003-46, Class MA	5.000%	05/20/33	185,506
360,682	GNMA, Series 2003-46, Class ND	5.000%	06/20/33	406,939
306,777	GNMA, Series 2003-57, Class C	4.500%	04/20/33	335,196
100,354	GNMA, Series 2003-84, Class PC	5.500%	10/20/33	110,878
18,431	GNMA, Series 2004-16, Class GB	5.500%	06/20/33	18,757
211,000	GNMA, Series 2005-13, Class BE	5.000%	09/20/34	222,516
592,160	GNMA, Series 2005-17, Class GE	5.000%	02/20/35	647,552
196,648	GNMA, Series 2005-49, Class B	5.500%	06/20/35	217,556
164,185	GNMA, Series 2005-51, Class DC	5.000%	07/20/35	180,078
58,971	GNMA, Series 2005-93, Class BH	5.500%	06/20/35	65,852
960,933	GNMA, Series 2007-14, Class PB	5.400%	03/20/37	1,073,962
43,288	GNMA, Series 2007-18, Class B	5.500%	05/20/35	49,498
340,855	GNMA, Series 2007-59, Class ZT	5.500%	10/20/37	377,911

See Notes to Financial Statements.	44

Wright Current Income Fund (WCIF) Portfolio of Investments - As of December 31, 2016
Face Amount	Description	Coupon Rate	Maturity Date	Value

$84,691	GNMA, Series 2007-68, Class NA	5.000%	11/20/37	$92,969
47,712	GNMA, Series 2007-70, Class PE	5.500%	11/20/37	53,350
240,000	GNMA, Series 2008-26, Class JP	5.250%	03/20/38	264,211
387,640	GNMA, Series 2008-35, Class NF	5.000%	04/20/38	424,699
399,101	GNMA, Series 2008-38, Class PL	5.500%	05/20/38	443,951
314,000	GNMA, Series 2008-65, Class CM	5.000%	08/20/38	345,143
1,651,408	GNMA, Series 2008-65, Class PG	6.000%	08/20/38	1,862,591
157,000	GNMA, Series 2009-47, Class LT	5.000%	06/20/39	176,092
473,060	GNMA, Series 2009-93, Class AY	5.000%	10/20/39	520,872
1,500,000	GNMA, Series 2010-116, Class JB	5.000%	06/16/40	1,641,070
337,563	GNMA, Series 2010-129, Class NK	4.000%	06/20/39	351,502
320,960	GNMA, Series 2012-124, Class NE	2.000%	10/20/42	248,163

Total Agency Mortgage-Backed Securities (identified cost, $55,474,736)	$55,354,912

OTHER U.S. GOVERNMENT GUARANTEED - 2.7%

INDUSTRIALS - 2.7%
$1,421,000	Vessel Management Services, Inc.	5.125%	04/16/35	$1,566,947

Total Other U.S. Government Guaranteed (identified cost, $1,623,212)	$1,566,947

TOTAL FIXED INCOME INVESTMENTS (identified cost, $57,097,948) — 97.0%	$56,921,859

SHORT-TERM INVESTMENTS - 2.7%

$1,597,772	Fidelity Government Money Market Fund - Class I, 0.40% (1)	$1,597,772

TOTAL SHORT-TERM INVESTMENTS (identified cost, $1,597,772) — 2.7%	$1,597,772

TOTAL INVESTMENTS (identified cost, $58,695,720) — 99.7%	$58,519,631

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.3%	185,539

NET ASSETS — 100.0%	$58,705,170

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
(1)	Variable rate security. Rate presented is as of December 31, 2016.
See Notes to Financial Statements.	45

Wright Current Income Fund (WCIF)
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2016

ASSETS:
Investments, at value
(identified cost $58,695,720) (Note 1A)	$58,519,631	######
Receivable for fund shares sold	84,052
Dividends and interest receivable	232,168
Prepaid expenses and other assets	20,216
Total assets	$58,856,067

LIABILITIES:
Payable for fund shares reacquired	$11,841
Distributions payable	113,016
Accrued expenses and other liabilities
Administrator fee	6,141
Transfer agent fee	2,469
Trustee expenses	291
Other expenses and liabilities	17,139
Total liabilities	$150,897
NET ASSETS	$58,705,170

NET ASSETS CONSIST OF:
Paid-in capital	$64,158,819
Accumulated net realized loss on investments	(5,277,560)
Unrealized depreciation on investments	(176,089)
Net assets applicable to outstanding shares	$58,705,170

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	6,483,405

NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$9.05

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

INVESTMENT INCOME (Note 1C)
	Interest income	$1,700,413
6E+07	Dividend income	5,989
	Total investment income	$1,706,402

Expenses –
	Investment adviser fee (Note 3)	$301,530
	Administrator fee (Note 3)	60,305
	Trustee expense (Note 3)	16,722
	Custodian fee	7,568
	Accountant fee	41,760
	Distribution expenses (Note 4)	167,516
	Transfer agent fee	30,715
	Printing	231
	Shareholder communications	8,649
	Audit services	20,000
	Legal services	10,360
	Compliance services	7,409
	Registration costs	28,395
	Interest expense (Note 8)	4
	Miscellaneous	65,866
	Total expenses	$767,030

Deduct –
	Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(163,967)
	Net expenses	$603,063
	Net investment income	$1,103,339

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
	Net realized gain on investment transactions	$468,869
	Net change in unrealized appreciation (depreciation) on investments	(981,838)
	Net realized and unrealized loss on investments	$(512,969)
	Net increase in net assets from operations	$590,370

See Notes to Financial Statements.	46

Wright Current Income Fund (WCIF)
Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2016	December 31, 2015

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$1,103,339	$1,385,625
0	Net realized gain on investment transactions	468,869	152,002
Net change in unrealized appreciation (depreciation) on investments	(981,838)	(642,211)
Net increase in net assets from operations	$590,370	$895,416
Distributions to shareholders (Note 2)
From net investment income	$(2,315,168)	$(2,382,207)
Total distributions	$(2,315,168)	$(2,382,207)
Net increase (decrease) in net assets resulting from fund share transactions (Note 6)	$(6,392,752)	$2,355,589
Net increase (decrease) in net assets	$(8,117,550)	$868,798

NET ASSETS:
At beginning of year	66,822,720	65,953,922
At end of year	$58,705,170	$66,822,720

See Notes to Financial Statements.	47

Wright Current Income Fund (WCIF)
These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2016	2015	2014	2013	2012

Net asset value, beginning of year	$9.300	$9.500	$9.440	$10.010	$10.100
Income (loss) from investment operations:
Net investment income (1)	0.154	0.195	0.225	0.173	0.225
Net realized and unrealized gain (loss)	(0.081)	(0.060)	0.188	(0.365)	0.081
Total income (loss) from investment operations	0.073	0.135	0.413	(0.192)	0.306

Less distributions:
From net investment income	(0.323)	(0.335)	(0.353)	(0.378)	(0.396)
Net asset value, end of year	$9.050	$9.300	$9.500	$9.440	$10.010
Total Return(2)	0.73%	1.41%	4.44%	(1.95)%	3.06%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$58,705	$66,823	$65,954	$59,377	$79,454
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.65%	2.05%	2.37%	1.77%	2.23%
Portfolio turnover rate	34%	35%	27%	39%	27%

	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012	For the years ended December 31, 2016, 2015, 2014, 2013 and 2012
(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2016	2015	2014	2013	2012

Ratios (As a percentage of average daily net assets):
Expenses	1.14%	1.18%	1.24%	1.16%	1.16%
Net investment income	1.41%	1.77%	2.03%	1.51%	1.97%

See Notes to Financial Statements.	48

Wright Managed Income Trust Notes to Financial Statements

1. Significant Accounting Policies
Wright Current Income Fund ("WCIF") (the "Fund") is a diversified portfolio of The Wright Managed Income Trust (the "Trust"), an open-end, management investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). WCIF seeks a high level of current income consistent with moderate fluctuations of principal.
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").
A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities' market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security's value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.
Paydown gains and losses are included in interest income.
D. Federal Taxes – The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2016, WCIF, for federal income tax purposes, had $2,521,549 available short term capital loss carryforwards and $2,373,580 available long term capital loss carryforwards that have no expiration date which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.
49

Wright Managed Income Trust Notes to Financial Statements

As of December 31, 2016, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's federal tax returns filed in the 3-year period ended December 31, 2016, remain subject to examination by the Internal Revenue Service.
E. Expenses – The majority of expenses of the Trust are directly identifiable to the Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.
F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G. Indemnifications – Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2. Distributions to Shareholders
The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.
The tax character of distributions paid for the years ended December 31, 2016, and December 31, 2015, was as follows:
Year Ended 12/31/16	WCIF
Distributions declared from:
Ordinary income	$2,315,168

Year Ended 12/31/15	WCIF
Distributions declared from:
Ordinary income	$2,382,207

During the year ended December 31, 2016, the following amounts were reclassified due to premium amortization and paydown gain (loss).
Increase (decrease):	WCIF
Paid-in capital	$(37)
Accumulated net realized gain (loss)	(1,211,792)
Accumulated net investment income (loss)	1,211,829
These reclassifications had no effect on the net assets or net asset value per share of the Fund.
50

Wright Managed Income Trust Notes to Financial Statements

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:
WCIF
Capital loss carryforward	$(4,895,129)
Unrealized (depreciation)	(558,520)
Total	$(5,453,649)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to premium amortization and paydown gain (loss).
3. Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Wright Investor Services, Inc. ("Wright") as compensation for investment advisory services rendered to the Fund. The fees are computed at annual rates of the Fund's average daily net assets as noted below, and are payable monthly.
Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2016, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:
Fund	Investment Adviser Fee	Effective Annual Rate
WCIF	$301,530	0.45%

The administrator fee is earned by Wright for administering the business affairs of the Fund. The fee is computed at an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and 0.05% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") serves as sub-administrator of the Fund to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.
For the year ended December 31, 2016, the administrator fee for WCIF amounted to $60,305.
Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Fund's principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright. The Trustees are compensated by the Trust in conjunction with the Wright Managed Equity Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Fund's Statement of Operations.
4. Distribution and Service Plans
The Trust has in effect a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provides that the Fund will pay Wright Investors' Service Distributors, Inc. ("WISDI"), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25%
51

Wright Managed Income Trust Notes to Financial Statements

of the average daily net assets of the Fund for distribution services and facilities provided to the Fund by WISDI. Distribution fees paid or accrued to WISDI for the year ended December 31, 2016, for WCIF were $167,516.
In addition, the Trustees have adopted a service plan (the "Service Plan") which allows the Fund to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of the Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of the Fund's average daily net assets. For the year ended December 31, 2016, the Fund did not accrue or pay any service fees.
Pursuant to an Expense Limitation Agreement, Wright and WISDI have agreed to waive all or a portion of their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.00% of the average daily net assets of WCIF, through April 30, 2017 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to these agreements and voluntary limitation, Wright waived and/or reimbursed investment adviser fees of $4,458 for WCIF. WISDI waived distribution fees of $159,509 for WCIF.
5. Investment Transactions
Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:
Year Ended December 31, 2016
WCIF
Purchases -
Non-U.S. Government & Agency Obligations	$ -
U.S. Government & Agency Obligations	22,012,602
Sales -
Non-U.S. Government & Agency Obligations	$ 76,000
U.S. Government & Agency Obligations	28,316,958

6. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:
December 31, 2017	36525	42735 #	#		42369
	Year Ended December 31, 2016			Year Ended December 31, 2015
	Shares	Amount		Shares	Amount
WCIF
Sold	1,648,494	$15,446,094		1,840,148	$17,423,457
Issued to shareholders in payment of distributions declared	96,715	903,089		106,995	1,012,438
Redemptions	(2,447,720)	(22,741,935)		(1,701,672)	(16,080,306)
Net increase (decrease)	(702,511)	$(6,392,752)		245,471	$2,355,589

52

Wright Managed Income Trust Notes to Financial Statements

7. Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2016, as computed on a federal income tax basis, were as follows:
Year Ended December 31, 2016
WCIF
Aggregate cost	$59,078,151
Gross unrealized appreciation	$359,669
Gross unrealized depreciation	(918,189)
Net unrealized depreciation	$(558,520)

8. Line of Credit
The Fund participates with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. ("Union Bank"). The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of the Fund's requested amounts at any particular time. The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2016, were as follows:
WCIF
Average borrowings	$24,848
Average interest rate	1.65%

9. Fair Value Measurements
Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2016, the inputs used in valuing the Fund's investments, which are carried at value, were as follows:
53

Wright Managed Income Trust Notes to Financial Statements

WCIF Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Mortgage-Backed Securities	$-	$55,354,912	$-	$55,354,912
Other U.S. Government Guaranteed	-	1,566,947	-	1,566,947
Short-Term Investments	-	1,597,772	-	1,597,772
Total Investments	$-	$58,519,631	$-	$58,519,631

The level classification by major category of investments is the same as the category presentation in the Fund's Portfolio of Investments.
There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2016.
10. New Accounting Pronouncement
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the amendments to Regulation S-X is required for financial statements filed with the SEC on or after August 1, 2017. Management is currently evaluating the impact that the amendments will have on the Fund's financial statements and related disclosures.
11. Review for Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, have been evaluated by the Fund's management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.
54

Wright Managed Income Trust Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Income Trust
and the Shareholders of Wright Current Income Fund
We have audited the accompanying statement of assets and liabilities of the Wright Current Income Fund (the "Fund"), a series of shares of beneficial interest in The Wright Managed Income Trust, including the portfolio of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wright Current Income Fund, as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 24, 2017
55

Wright Managed Income Trust Federal Tax Information (Unaudited)
The Form 1099-DIV you received in January 2017 showed the tax status of all distributions paid to your account in calendar year 2016. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
Qualified Interest Income –Wright Current Income Fund designates 99.79%, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
56

Management and Organization (Unaudited)
_____________________________________________________________________
Fund Management. The Trustees of the Trusts are responsible for the overall management and supervision of the affairs of the Trusts. The Trustees and principal officers of the Trusts are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of each Trustee and principal officer is 177 West Putnam Avenue, Greenwich, Connecticut 06830.

Definitions:

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the Funds.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Interested Trustee
Peter M. Donovan** Born: 1943	President and Trustee	President and Trustee since Inception	Executive Chairman of Wright Investors' Services, Inc. and The Winthrop Corporation, since December 2015. Director of Wright Investors' Service Inc. and The Winthrop Corporation since 1984, Director, WISDI since 1988. CEO and President of Wright Investors' Service Inc. and The Winthrop Corporation 1996-December 2015; Director, Wright Investors' Service Holdings, Inc.; Authorized Representative of Wright Private Asset Management; Chairman of The Winthrop Corp. November 2002-December 2012.	4	None
Independent Trustees
James J. Clarke, Ph.D. Born: 1941	Trustee and Chairman of the Audit Committee, Independent Trustees' Committee and Governance Committee	Trustee since December, 2002	Principal, Clarke Consulting (bank consultant - financial management and strategic planning); Director, Reliance Bank, Altoona PA since August 1995; Director, Quaint Oak Bank, Southampton, PA since 2007; Director, Phoenixville Federal Bank & Trust, Phoenixville, PA since 2011.	4	None
Richard E. Taber Born: 1948	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First County Bank, Stamford, CT through 2011; Director, First County Bank since 2011.	4	None
*	Trustees serve an indefinite term. Officers are elected annually.
**	Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Executive Chairman and Director of Wright and Winthrop, and Director of WISDI.

57

Management and Organization (Unaudited)

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Principal Officers who are not Trustees
A.M. Moody, III Born: 1937	Vice President	Vice President of the Trusts since December, 1990
President, AM Moody Consulting LLC (compliance and administrative services to the mutual fund industry) since July 2003; President and Director of WISDI since 2005; Vice President of 4 funds managed by Wright; Trustee of the Trusts 1990-2012; Retired Senior Vice President of Wright and Winthrop.
				N/A	N/A
Michael J. McKeen Born: 1971	Treasurer	Treasurer of the Trusts since March 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008; Officer of 4 funds managed by Wright.	N/A	N/A
Gino Malaspina Born: 1968	Secretary	Secretary of the Trusts since November, 2016
Senior Counsel, Atlantic since June 2014; Senior Counsel and Managing Director, Cipperman & Company/Cipperman Compliance Services LLC, 2010-2014; and Associate, Stradley Ronon Stevens & Young, LLP, 2009-2010.
				N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Chief Compliance Officer of the Trusts since September, 2011.	Senior Vice President, Atlantic Fund Services, LLC since 2008.	N/A	N/A

58

Important Notices Regarding Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)
The Wright Managed Blue Chip Investment Funds
Wright Investors' Service, Inc.
Wright Investors' Service Distributors, Inc.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at (800) 555-0644, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the Funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling (800) SEC-0330). After filing, the Funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wrightinvestors.com and are available upon request at no additional cost by contacting Wright at (800) 555-0644.

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Blue Chip Investment Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling (800) 555-0644. This description is also available on the SEC website at http://www.sec.gov.

59

INVESTORS' SERVICE

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
A. M. Moody III, Vice President
James J. Clarke, Trustee
Richard E. Taber, Trustee
Gino Malaspina, Secretary
Michael J. McKeen, Treasurer

Investment Adviser and Administrator
Wright Investors' Service, Inc.
177 West Putnam Avenue
Greenwich, Connecticut 06830

Principal Underwriter
Wright Investors' Service Distributors, Inc.
177 West Putnam Avenue
Greenwich, Connecticut 06830
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

comb-anr-161231

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, The Wright Managed Income Trust (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert. Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $17,000 in 2015 and $18,000 in 2016.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,000 in 2015 and $3,000 in 2016. The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant's audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant's principal accountant.

(2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund's shareholder may recommend nominees to the registrant's board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)	Registrant's Code of Ethics – Not applicable (please see Item 2)
(a)(2)	Treasurer's and President's Section 302 certification
(a)(3)	Not applicable.
(b)	Combined 906 certification
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant The Wright Managed Income Trust (On behalf of Wright Current Income Fund)

By:	/s/ Peter M. Donovan
Peter M. Donovan
President

Date:	February 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Donovan
Peter M. Donovan
President
Date:	February 17, 2016

By:	/s/ Michael J. McKeen
Michael J. McKeen
Treasurer
Date:	February 17, 2016